MODIFICATION OF AGREEMENT

WHEREAS, OxySure Systems, Inc. ("OxySure") and Julian T. Ross ("Ross") (OxySure and Ross jointly, the "Parties") entered into that certain Employment Agreement ("Agreement") dated January 15,2009; and

WHEREAS, The Parties have agreed that it is in their best interests to modify the terms of the Agreement,

NOW, WHEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, THE SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES AGREE AS FOLLOWS:

Exhibit A, Section 2(a) - "Base Salary" shall be amended, and Exhibit A, Section 2(a) shall read as follows:

(2) Salary, Bonus and Benefits

(a) Base Salary: For a period commencing on the date of signature of this amendment, and continuing until Ross, in his sole discretion shall determine, Base Salary shall be zero. In exchange, OxySure is to issue Ross or his nominee(s) a Senior Note in the amount of $ 15,000 for every month of salary exchanged, plus 7,000 penny warrants for every month of salary exchanged.

All other provisions of the Agreement shall remain unchanged.

Agreed to and accepted;

By: /s/	By: /s/
Mr.Don Reed, Director	Mr.Julian Ros, Executive
For: OxySure Systems, Inc.
Date: January 15. 2009	Date: January 15,2009